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                           BNY Hamilton Funds, Inc.

                        Supplement dated April 2, 2008
                                      To
          BNY Hamilton Money Market Funds Prospectus--Classic Shares
          BNY Hamilton Money Market Funds Prospectus--Premier Shares
          BNY Hamilton Money Market Funds Prospectus--Hamilton Shares
           BNY Hamilton Money Market Funds Prospectus--Agency Shares
       BNY Hamilton Money Market Funds Prospectus--Institutional Shares
                           each dated April 30, 2007

Effective April 1, 2008, the following changes are made to the Prospectuses referenced above:

The paragraph entitled "BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund" and the paragraph entitled "BNY Hamilton U.S. Government Money Fund and BNY Hamilton 100% U.S. Treasury Securities Money Fund" in the section entitled "Portfolio Managers" are deleted and replaced with the following:

BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton U.S. Government Money Fund and BNY Hamilton 100% U.S. Treasury Securities Money Fund are each managed by Patricia Larkin, who has been a portfolio manager for The Bank of New York (the "Advisor") since 2008. She has managed each Fund since April 1, 2008. Ms. Larkin is also a 22 year-veteran of The Dreyfus Corporation ("Dreyfus"), an affiliate of the Advisor, where she is currently a senior portfolio manager and oversees the firm's Taxable Money Market Portfolio Management and Trading Group. Leading this area, Ms. Larkin manages Dreyfus Liquid Assets and Worldwide Dollar Money Market Funds, as well as the Cash Management Funds.